                                                                   EXHIBIT 10.3

              GENERAL TERMS AND CONDITIONS FOR CARRIER AGREEMENTS

                [LOGO OF CABLE AND WIRELESS, INC. APPEARS HERE]

1. Service to be Provided by CWI: CWI will provide the following long-distance
   -----------------------------
   services; Domestic Outbound, Domestic Inbound, International Outbound and Directory Assistance (hereinafter collectively, "Services").

   The Carrier will access CWIs network, as soon as is reasonably possible, via dedicated T-1 lines ("Access Lines") ordered from local exchange carriers or alternate access carriers (collectively "Local Carriers") and paid for by the Carrier. If the Carrier orders an Access Line from a Local Carrier, the Carrier will pay the Local Carrier directly for the Access Line. If the Carrier requests CWI to order the Access Line and if permitted by the Local Carrier, CWI will order the Access Line on behalf of the Carrier and will have the Local Carrier bill the Carrier directly for the Access Line.

2. Term and Termination: The initial term of this Agreement will end the number
   --------------------
   of full CWI monthly billing periods ("Month(s)") after service is initiated as set forth in the "Initial Term" portion of the Order Information section of this Agreement ("Initial Term"). Either party may terminate this Agreement at the end of the Initial Term, by providing thirty (30) days' prior written notice. If no such notice is given, this Agreement will continue after the Initial Term, until terminated by either party providing the other with thirty (30) days' prior written notice. The term "Term" as used herein will mean the Initial Term plus any subsequent period of time during which this Agreement continues beyond the end of the Initial Term. If CWI shall have undertaken efforts to provide Services prior to the date of full execution of this Agreement, the provisions of this Agreement shall apply retroactively with respect to such efforts and such Services.

   At any time prior to the end of the Initial Term, the Carrier may, for its convenience, terminate this Agreement in its entirety by providing CWI with thirty (30) days' prior written notice. In such event, in addition to paying for all charges incurred through the date service is discontinued, including any applicable shortfall charges, the Carrier will pay (as a contract discontinuance fee and not as a penalty) an amount equal to the sum of the minimum monthly payment obligations for each of the remaining Months in the Initial Term.

   If CWI has not received any traffic from Carrier hereunder within sixty (60) days after full execution of this Agreement, CWI shall have the right to terminate this Agreement upon written notice to Carrier.

   If the Carrier fails to do any of the following when due and then does not cure such failure within two (2) days after receiving notice thereof from CWI, CWI may, in addition to any other remedies available to it and without any further written notice to the Carrier, immediately terminate this Agreement in its entirety and discontinue providing Services: (i) make a payment in full; (ii) provide any required security deposit amount; or (iii) provide any required financial report. In addition to any other remedies available to it, CWI may immediately terminate this Agreement in its entirety if Carrier fails to comply with the terms of any license accompanying any software relating to E-BIS(R) reporting options.

3. Rates and Taxes: The Carrier will pay the monthly, non-recurring and usage
   ---------------
   charges set forth in this Agreement. Each call will be billed in 6-second increments and will be subject to a 30-second minimum charge except that domestic outbound calls (both interstate and intrastate) will be subject to a 6-second minimum charge. The Carrier will pay any applicable federal, state, or local taxes, surcharges, or similar fees for the Services.

   CWI may, upon fifteen (15) days written notice to Carrier, increase any of the rates, fees and other charges, including any assessment and amount of any surcharges for a particular Service. If CWI increases any of the international rates set forth in this Agreement and Carrier subsequently discontinues routing traffic to CWI for a country for which such increased rate applies, then providing traffic to such country would have contributed to the Carrier's minimum monthly payment obligations set forth in the Order Information section of the Agreement, for so long as Carrier discontinues routing traffic to such country to CWI, the amount of such minimum monthly payment obligations will be reduced by a percentage that is equivalent to the average total charges incurred by the Carrier for calls placed to that country in each of the three (3) Months immediately preceding the date the Carrier discontinues routing such traffic to CWI, divided by the average of the Carrier's total charges for Services in each such Month.

   Any software which CWI supplies for use in connection with the E-BIS(R) reporting options shall be provided subject to the software license agreement that accompanies such software. Carrier agrees to comply with all terms and conditions set forth in such software license agreement. Title to, all rights to and all interest in, such software shall at all times remain with CWI or its third-party suppliers.

4. Payment: CWI will provide monthly invoices covering CWI-designated periods
   -------
   which will be due and payable within the number of days after the invoice date as set forth in the "Payment Period" section of the Order Information section of this Agreement. The "invoice date" for a particular monthly billing period will be the day immediately following the last day of such monthly billing period. For example, if the monthly billing period runs from January 24th to February 23rd, the invoice date for such billing period will be February 24th, and, if the "Payment Period" set forth in the Order Information section of the Agreement is "10 days after the invoice date", then payment for such monthly billing period is due no later than the tenth
   (10th) day after February 24th.

   If the Order Information section of this Agreement indicates that estimated payments are required, CWI will notify the Carrier on the last day of the "Estimated Usage Period," or if such day is not a business day, on the next business day, as to CWIs estimate of the charges incurred by the Carrier during such period. The Carrier will pay CWI such estimated amount ("Estimated Payment") no later than the "Estimated Payment Due Date". At the end of a Month, CWI will provide an invoice for the usage charges actually incurred that Month less that Month's Estimated Payment; provided, however, that if a minimum monthly payment obligation applies for that Month and such minimum has not been met, then the invoice amount will be that Month's minimum payment obligation less that Month's Estimated Payment. The Carrier will pay the invoiced amount within the Payment Period.

   A late payment charge will be applied on balances that remain unpaid after the Payment Period in the amount of the lesser of (a) 1 1/2% per month of the amount of the late payment starting from the day following the Payment Period, or (b) maximum amount allowed under applicable law. The Carrier must pay all invoices when due; any questions which the Carrier may have concerning an invoice must be brought to CWI's attention within forty-five
   (45) days of the invoice date. The Carrier shall reimburse CWI for any expenses, including, without limitation, reasonable attorney's fees, CWI may incur in collecting amounts due hereunder.

   If so indicated in the Order Information section of this Agreement, all payments by the Carrier will be made via wire transfer (in immediately available funds) to Mellon Bank, 3 Mellon Bank Center, Room 153-2718, Pittsburgh, PA 15259-0001, ABA #0430-00261/Account #1705643. __Or

5. Financial Reports: If the Order Information section of this Agreement
   -----------------
   indicates that financial reports are required, within thirty (30) days after the end of each calendar quarter, the Carrier will provide CWI with a written report updating the Carrier's financial status ("Quarterly Report"), and within ninety (90) days after the end of each calendar year, the carrier will provide CWI with an audited annual report. Each Quarterly Report will contain, as a minimum, an updated balance sheet and income statement. The Carrier represents and warrants that no Quarterly Report will contain any material misstatement or omission.

6. Security Deposits: If the Order Information section of this Agreement
   -----------------
   indicates that security deposits are required, each required security deposit will be either in cash (paid by check or via wire transfer) or an irrevocable stand-by letter of credit in a form and from a financial institution reasonably acceptable to CWI. The "Initial Security Deposit" amount will be provided prior to the initiation of service. Thereafter, if requested in writing by CWI, the Carrier will add additional amounts to the Initial Security Deposit such that the total amount of the security deposit being held by CWI at all times is at least equal to the "Continuing Security Deposit". The Carrier will provide any such required additional amounts within five (5) business days after receiving CWI's written request. CWI will refund or release, as applicable, any security deposit it is holding (plus, if the security deposit is in the form of cash, accrued interest at the applicable rate set by regulation of the state in which CWI invoices the Carrier, or if no such rate is set by regulation, CWI's then-prevailing interest rate for security deposit refunds) if the following conditions are met by the Carrier: (i) for the entire "Deposit Release Period", the Carrier pays CWI in full when each payment is due; and (ii) CWI determines that the Carrier's Quarterly Reports covering the Deposit Release Period indicate that the Carrier's financial condition has had no materially adverse change as compared to the equivalent period of time immediately prior to the start of the Deposit Release Period. If CWI does not refund or release the security deposit during the Term as set forth above, the security deposit will be refunded or released, as applicable, at the end of the Term. If, at any time during the term of the Agreement, CWI determines that there has been a materially adverse change in the Carrier's financial condition as compared with the equivalent period of time immediately prior to the Effective Date, CWI may require Carrier to provide a security deposit or an additional security deposit in an amount to be determined by CWI. The Carrier shall provide any such required amounts within five (5) business days after receiving CWI's written request therefor.

7. Minimum Payment Obligations: If the total amount of usage charges incurred by
   ---------------------------
   the Carrier for international service in any Month is less than the amount of the then-applicable minimum monthly payment obligation set forth in the Order Information section of this Agreement, then in addition to paying for its actual usage that Month, the Carrier will pay (as an underutilization fee and not as a penalty) a shortfall charge equal to the difference between (i) the actual usage charges incurred for international service that Month, and
   (ii) the amount of the then-applicable minimum monthly payment obligation. If this Agreement remains in effect after the Initial Term, the minimum monthly payment obligation for each subsequent Month, shall be equal to the amount of the minimum monthly payment obligation for the last Month of the Initial Term.

8. Additional Terms: This is a carrier-to-carrier agreement subject to (S)211 of
   ----------------
   the Communications Act of 1934, as amended. The Carrier is responsible for and shall comply with any and all legal and regulatory requirements with respect to the Carrier's use and resale of the Services, including those of the Federal Communications Commission and state public utility commissions. The Services are governed by this Agreement and all Carrier obligations and CWI rights set forth in the "General Rules and Regulations" section of CWI's interstate tariff, as may be amended by CWI in accordance with applicable laws and regulations, or if such tariff is withdrawn by CWI, as the tariff was in effect as of the date of withdrawal. The Carrier shall defend, indemnify and hold CWI harmless from and against all claims, demands, actions, causes of action, judgments, costs and reasonable attorneys' fees and expenses of any kind arising from or related to any use of the Service or otherwise arising under this Agreement. In no event shall CWI be liable for any loss of profits, or for any indirect, incidental, special, exemplary or consequential damages.

   This Agreement is effective as of the date of signature of the last party to sign and it is governed by and subject to the laws and the jurisdiction of the courts of the Commonwealth of Virginia. The Carrier shall not disclose any of the terms of this Agreement. This Agreement is the sole and exclusive understanding between parties with respect to the Services. CWI and Carrier expressly agree that this Agreement shall not give rise to any third party being entitled to any right whatsoever.


   CARRIER'S REPRESENTATIVE INITIALS /S/ INITIALS ILLEGIBLE  DATE
                                     -----------------------      ----------

                               CARRIER AGREEMENT

                 [LOGO OF CABLE & WIRELESS, INC. APPEARS HERE]

This Carrier Agreement ("Agreement") is entered into by and between Cable & Wireless, Inc. ("CWI") and its carrier customer signing below ("Carrier"). The General Terms and Conditions for Carrier Agreements CAR-96B (12/96) attached hereto are part of this Agreement.

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                               ORDER INFORMATION
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

1. Initial Term:   13   Months
   ------------  ------

2. Rates:      (per minute except for Directory Assistance, T-1 Port Charges and Reporting Options)

    Domestic Inbound, Domestic Outbound and International Outbound:
    --------------------------------------------------------------
         See attached schedule entitled     Communications Systems International, Inc.   and dated   3/4/97
                                        ------------------------------------------------           ----------
         Intrastate rates are applicable within:                            Colorado
                                                -------------------------------------------------------------
    Directory Assistance:    CWIs then-standard per-call rates
    --------------------
    T-1 Port Charges:        Monthly Charge per T-1 Port............................  $   70.00
    ----------------                                                                    -------
                             Non-Recurring Installation Charge per T-1 Port.........  $  150.00
                                                                                        -------
                             Initial Quantity of T-1 Ports..........................       2
                                                                                        -------
    Reporting Options:        (insert "X" in box for the required option)
    -----------------
         [_]  Second copy of call detail: Monthly Charge                              $   n/a
                                                                                        -------
       E-BIS(R) Options:
       ----------------
         [_]  On-line             [_]  Magnetic Tape         [_]  CD-ROM
         [_]  Floppy Disk (3.5")  [_]  Floppy Disk (5.25")
             Charges for selected E-BIS(R) option:    Set-up........................  $   n/a
                                                                                        -------
                                                      Monthly.......................  $   n/a
                                                                                        -------

3. Payments/Security Deposits     (insert "Yes" or "No" where applicable)
   --------------------------
    Payment Period:       10
    --------------  -------------- days after invoice date
    Payment by Wire Transfer Required    yes
    ---------------------------------  -------
    Financial Reports Required.......    yes
    --------------------------         -------
    Security Deposits Required.......    yes
    --------------------------         -------
      Initial Security Deposit Amount:... $   50,000
                                            ----------
      Continuing Security Deposit Amount:..    one     times the amount of usage charges incurred over any  six week  period
                                            ----------                                                     ----------
      Deposit Release Period:..............     12     Months
                                            ----------
    Estimated Payments Required:...........    n/a
    ---------------------------             ----------
      Estimated Usage Period:.........first    n/a     days of each Month
                                            ----------
      Estimated Payment Due Date...........    n/a     business days after CWI notifies the Customer of the Estimated Payment Amount
                                            ----------

4. Minimum Monthly Payment Obligations:
   -----------------------------------
      Month after Service Initiation     Minimum Amount each Month*    Month after Service Initiation     Minimum Amount each Month*
      ------------------------------     --------------------------    ------------------------------     --------------------------
                    1                        $     0.00                                2                        $    10,000
              -------------                    -------------                     -------------                    -------------
                    3                        $    15,000                               4                        $    20,000
              -------------                    -------------                     -------------                    -------------
                   5-25                      $    25,000                                                        $
              -------------                    -------------                     -------------                    -------------
                                             $                                                                  $
              -------------                    -------------                     -------------                    -------------
            * Minimums apply to international usage only; domestic usage shall not contribute towards meeting minimum monthly payments obligations










                             COMMUNICATIONS SYSTEMS
                             ----------------------                             CABLE & WIRELESS, INC.
                              INTERNATIONAL, INC.                               ----------------------
                              -------------------
                  Signature:                                         Signature:
                             -------------------------------                    -------------------------------
               Printed Name:                                      Printed Name:  Elaine M. Beiseigel
                             -------------------------------                    -------------------------------
                      Title:                                             Title:  Contract Manager
                             -------------------------------                    -------------------------------
                       Date:                                              Date:
                             -------------------------------                    -------------------------------

                           SERVICE QUALITY ADDENDUM
                             TO CARRIER AGREEMENT

                 [LOGO OF CABLE & WIRELESS, INC. APPEARS HERE]

Cable & Wireless, Inc. ("CWI") and its carrier customer signing this Service Quality Addendum ("Carrier") agree that their Carrier Agreement ("Agreement") is modified as follows:

--------------------------------------------------------------------------------

If Carrier is not satisfied with the quality of calls placed over CWI's network during the first thirty (30) days after service is initiated ("INITIAL MONTH"), Carrier may so notify CWI in writing no later than ten (10) days after the end of such Initial Month. Carrier may, upon prior written notice to CWI, terminate the Agreement and all services provided thereunder if CWI does not correct the problem(s) with call quality to Carrier's satisfaction within thirty (30) days of CWI's receipt of the initial notice. In the event of such termination, the following shall apply: (i) Carrier shall pay CWI for all charges incurred up through the date service is discontinued; (ii) the contract discontinuance fee shall be waived; and (iii) neither party shall have any liability or obligation to one another resulting from CWI not correcting the service quality or resulting from such a termination.



         Communications Systems                      Cable & Wireless, Inc.
           International, Inc.
         ----------------------                      ----------------------
   Signature:  /s/ R. A. Spade                 Signature:
              --------------------------                  ----------------------
Printed Name:  R. A. Spade                  Printed Name:  Elaine M. Beiseigel
              --------------------------                  ----------------------
       Title:  CEO                                 Title:  Contract Manager
              --------------------------                  ----------------------
        Date:  4-10-97                              Date:
              --------------------------                  ----------------------

                     SPECIAL TERMS AND CONDITIONS ADDENDUM
                             TO CARRIER AGREEMENT

                 [LOGO OF CABLE & WIRELESS, INC. APPEARS HERE]

Cable & Wireless, Inc. ("CWI") and its Carrier customer signing this Special Terms and Conditions Addendum ("Carrier") agree that the Carrier Agreement ("Agreement") is modified as set forth below. Any capitalized terms not defined herein shall have the meaning defined in the General Terms and Conditions for Carrier Agreements.

--------------------------------------------------------------------------------

1. Payment
   -------

   Reference to "forty-five (45) days" in the third paragraph of Section 4 (Payment) of the General Terms and Conditions for Carrier Agreements is
   ---------
   deleted and replaced by "sixty (60) days".

2. Confidentiality
   ---------------

   Each party may, either orally, in written form, or otherwise, disclose to the other party or the other party may otherwise obtain the disclosing party's confidential information ("Confidential Information") in connection with this Agreement. The terms and conditions of this Agreement are Confidential Information except that CWI shall have the right to disclose the terms and conditions of this Agreement to its affiliates. In order to be Confidential Information, any information disclosed in tangible form must be conspicuously marked as being the disclosing party's confidential information, and any other information must be clearly indicated as being confidential at the time of disclosure and reduced to writing and sent to the receiving party within ten (10) days of disclosure. Regardless of when disclosed or obtained, Confidential Information shall only be used by the receiving party in its performance under this Agreement, and it shall not be disclosed by the receiving party except to those employees, affiliates, advisors, and consultants who have a need to know and an obligation to treat Confidential Information in accordance with this clause. If any of the following apply to any information, such information shall not be considered as Confidential
   Information: (i) it is or becomes available to the public through no wrongful act of the receiving party; (ii) it is already in the possession of the receiving party and not subject to any agreement of confidence between the parties; (iii) it is received from a third party without any restriction known to the receiving party for the benefit of the disclosing party; or (iv) it is independently developed by the receiving party. The receiving party may disclose the disclosing party's Confidential Information pursuant to a requirement of a duly empowered government agency or a court of competent jurisdiction after due notice and an adequate opportunity to intervene is given to the disclosing party unless legally prohibited. Upon termination or expiration of this Agreement, the receiving party shall, at the disclosing party's written direction, either return to the disclosing party or destroy all of the disclosing party's Confidential Information and so certify in writing. The obligations of this provision shall survive for three (3) years after any termination or expiration of this Agreement.

3. Additional Charges
   ------------------

   It is acknowledged that Carrier shall access CWI's network at CWI's Denver POP. In addition to all other charges, Carrier shall pay CWI $800.00 per month for backhaul from such POP to a CWI switch site designated by CWI ("BACKHAUL CHARGE").

   Notwithstanding the provisions of the second paragraph of Section 2 (Term and
                                                                        --------
   Termination) of the General Terms and Conditions for Carrier Agreements to
   -----------
   the contrary, in the event that Carrier terminates this Agreement prior to the end of the Initial Term, as provided for therein, in addition to paying for all charges incurred through the date service is discontinued including any applicable shortfall charges, the Carrier will pay (as a contract discontinuance fee and not as a penalty) an amount equal to (i) the sum of the minimum monthly payment obligations for each of the remaining Months in the Initial Term, plus (ii) the sum of the Backhaul Charges for each of the remaining Months in the Initial Term.


Communications Systems International, Inc.      Cable & Wireless, Inc.
------------------------------------------      ----------------------

   Signature:  /s/ R. A. Spade                 Signature:
              ---------------------------                 ----------------------
Printed Name:  R. A. Spade                  Printed Name:
              ---------------------------                 ----------------------
       Title:  CEO                                 Title:
              ---------------------------                 ----------------------
        Date:  4-10-97                              Date:
              ---------------------------                 ----------------------